UNITED STATES
SECURITIES AND EXCHANGE COMMISSION
Washington, D.C. 20549

FORM N-CSR

CERTIFIED SHAREHOLDER REPORT OF REGISTERED
MANAGEMENT INVESTMENT COMPANIES

Investment Company Act file Number _811-02278_

 Value Line Premier Growth Fund, Inc.
(Exact name of registrant as specified in charter)

220 East 42nd Street, New York, N.Y. 10017
(Address of principal executive offices) (Zip Code)

Registrant’s telephone number, including area code: 212-907-1500

Date of fiscal year end: December 31

Date of reporting period: December 31, 2010

Item I.  Reports to Stockholders.

A copy of the Annual Report to Stockholders for the period ended 12/31/10 is included with this Form.

INVESTMENT ADVISER	EULAV Asset Management 220 East 42nd Street New York, NY 10017-5891	A N N U A L R E P O R T
D e c e m b e r 3 1 , 2 0 1 0

DISTRIBUTOR	EULAV Securities LLC
220 East 42nd Street
New York, NY 10017-5891

CUSTODIAN BANK	State Street Bank and Trust Co.
225 Franklin Street
Boston, MA 02110

SHAREHOLDER	State Street Bank and Trust Co.
SERVICING AGENT	c/o BFDS
P.O. Box 219729
Kansas City, MO 64121-9729
INDEPENDENT	PricewaterhouseCoopers LLP	Value Line Premier Growth Fund, Inc.
REGISTERED PUBLIC	300 Madison Avenue
ACCOUNTING FIRM	New York, NY 10017
LEGAL COUNSEL	Peter D. Lowenstein, Esq.
496 Valley Road
Cos Cob, CT 06807-0272
DIRECTORS	Mitchell E. Appel
Joyce E. Heinzerling
Francis C. Oakley
David H. Porter
Paul Craig Roberts
Nancy-Beth Sheerr
Daniel S. Vandivort
OFFICERS	Mitchell E. Appel
President
Michael J. Wagner
Chief Compliance Officer
Emily D. Washington
Treasurer and Secretary

This audited report is issued for information to shareholders. It is not authorized for distribution to prospective investors unless preceded or accompanied by a currently effective prospectus of the Fund (obtainable from the Distributor).

#00078082

Value Line Premier Growth Fund, Inc.

To Our Value Line Premier

To Our Shareholders (unaudited):

Enclosed is your annual report for the year ended December 31, 2010. We encourage you to carefully review this report, which includes economic observations, your Fund’s performance data and highlights, schedule of investments, and financial statements.

We’re pleased to report that Value Line Premier Growth Fund, Inc. (the “Fund”) earned a total return of 21.66% for the year, versus a total return of 15.06% for the benchmark Standard & Poor’s 500 Index(1). Your Fund has outpaced this key benchmark in seven of the past nine years. Lipper Inc., the independent mutual fund advisory service, awards its top Lipper Leader rating to the Fund for both Total Return and Consistent Return versus its peers in the Multi-Cap Growth category, as of January 2011.

We have maintained the disciplined investment strategy that has served the Fund well. First and foremost, this strategy means that the Fund invests in high-quality companies with proven long-term records of success, demonstrated by superior earnings performance and superior stock performance relative to their competition. This is truly a portfolio of growth stocks. Second, we closely monitor quarterly earnings reports and relative stock price momentum of the Fund’s holdings for any signs of sub-par performance. With about 250 stocks in the portfolio, we do not become attached to any single holding and do not hesitate to sell laggards, replacing them with stocks showing superior momentum. This discipline is key to your Fund’s long-term returns. Yet annual portfolio turnover has averaged a moderate 22% over the past five years, limiting trading expenses.

The widely diversified portfolio contains representatives from nearly every industry. The diversification is also reflected in the fact that only 12% of the Fund’s assets are invested in the portfolio’s ten largest holdings, as of December 31, 2010. We invest across the entire range of company size, too. Current holdings are split evenly among large-cap, mid-cap and small-cap stocks.

We believe our time-tested investment strategy will continue to serve the Fund well. At the helm is the same portfolio manager who has captained the Fund since 1996. Thank you for your continued confidence in us.

Sincerely,

/s/ Mitchell Appel
Mitchell Appel, President

/s/ Stephen E. Grant
Stephen E. Grant, Portfolio Manager

(1)
The Standard & Poor’s 500 Index consists of 500 stocks which are traded on the New York Stock Exchange, American Stock Exchange and the NASDAQ National Market System and is representative of the broad stock market. This is an unmanaged index and does not reflect charges, expenses or taxes. It is not possible to directly invest in this index.

Value Line Premier Growth Fund, Inc.

Growth Fund Shareholders

Economic Observations (unaudited)

The business expansion’s underpinnings are clearly strengthening as the new year unfolds. For example, the nation’s gross domestic product, which grew by a solid 3.2% in the final quarter of 2010, is likely to push forward by a little more than 3% in the current three months, and then sustain that moderate pace for the full year. Overall, we expect this stable, but not eyecatching, expansion to stay in place for the next several years, underpinned by additional gains in consumer and industrial activity and, later on, by belated recoveries in housing and employment. Here is a look at where we stand:

Economic Growth: We expect growth to total a bit more than at 3% in the first quarter of 2011. The economy should then remain on that plateau, on average, throughout the rest of 2011. For now, we expect lackluster job growth and listless housing to be countered by improving industrial demand and modest gains in retail sales. This combination probably will keep the U.S. economy moving moderately forward over the early years of this decade. Thereafter, gains in employment and housing should step in to sustain the expansion through the mid-decade, at least.

Inflation: Pricing pressures, which have been largely absent for the past several years, are beginning to heat up, on the strength of rising quotations for oil, gold, silver, a range of industrial commodities, and food. Importantly, wage inflation is low and does not figure to increase notably in the absence of a much lower jobless rate. On the other hand, the threat of deflation, or falling prices, appears to be lessening. Overall, we see a gradual uptick in pricing pressures for the next couple of years, but, at this point, do not envision a full-blown inflation surge evolving.

Interest Rates: The Federal Reserve probably will keep short-term interest rates at current historically low levels until 2012. The central bank, which is worried about achieving durable economic growth, earlier put into place a stepped-up monetary stimulus program in which it is buying Treasury issues in an attempt to drive up fixed-income prices and drive down yields. The rationale here is to lower debt levels to a point where it becomes attractive for consumers to boost their borrowings--and thus increase their spending on houses and cars. It is a risky undertaking, especially in the wake of the recent step-up in inflation. And, thus far, the results have not been as good as advertised, as the aforementioned gains in business activity have sent long-term interest rates higher, to the chagrin of current bond holders, those seeking a mortgage, or those hoping to refinance an existing one.

Corporate Profits: Earnings rose strongly in 2010, boosted mostly by better cost management. However, such gains may lessen going forward, unless our economic growth assumptions prove conservative.

Value Line Premier Growth Fund, Inc.

(unaudited)

The following graph compares the performance of the Value Line Premier Growth Fund, Inc. to that of the S&P 500 Index. The Value Line Premier Growth Fund, Inc. is a professionally managed mutual fund, while the Index is not available for investment and is unmanaged. The returns for the Index do not reflect charges, expenses or taxes but do include the reinvestment of dividends. The comparison is shown for illustrative purposes only.

Comparison of a Change in Value of a $10,000 Investment in the Value Line Premier Growth Fund, Inc. and the S&P 500 Index*

Performance Data: **

	Average Annual Total Return	Growth of an Assumed Investment of $10,000

1 year ended 12/31/10	21.66%	$12,166
5 years ended 12/31/10	4.76%	$12,617
10 years ended 12/31/10	4.20%	$15,086

*	The Standard and Poor’s 500 Index is an unmanaged index that is representative of the larger-capitalization stocks traded in the United States.

**
The performance data quoted represent past performance and are no guarantee of future performance. The average annual total returns and growth of an assumed investment of $10,000 include dividends reinvested and capital gains distributions accepted in shares. The investment return and principal value of an investment will fluctuate so that an investment, when redeemed, may be worth more or less than its original cost. The performance data and graph do not reflect the deduction of taxes that a shareholder would pay on fund distributions or the redemption of fund shares.

Value Line Premier Growth Fund, Inc.

FUND EXPENSES (unaudited):

Example

As a shareholder of the Fund, you incur ongoing costs, including management fees, distribution and service (12b-1) fees, and other Fund expenses. This Example is intended to help you understand your ongoing costs (in dollars) of investing in the Fund and to compare these costs with the ongoing costs of investing in other mutual funds.

The Example is based on an investment of $1,000 invested at the beginning of the period and held for the entire period (July 1, 2010 through December 31, 2010).

Actual Expenses

The first line of the table below provides information about actual account values and actual expenses. You may use the information in this line, together with the amount you invested, to estimate the expenses that you paid over the period. Simply divide your account value by $1,000 (for example an $8,600 account value divided by $1,000 = 8.6), then multiply the result by the number in the first line under the heading “Expenses Paid During Period” to estimate the expenses you paid on your account during this period.

Hypothetical Example for Comparison Purposes

The second line of the table below provides information about hypothetical account values and hypothetical expenses based on the Fund’s actual expense ratio and an assumed rate of return of 5% per year before expenses, which is not the Fund’s actual return. The hypothetical account values and expenses may not be used to estimate the actual ending account balance or expenses you paid for the period. You may use this information to compare the ongoing costs of investing in the Fund and other funds. To do so, compare this 5% hypothetical example with the 5% hypothetical examples that appear in the shareholder reports of other funds.

Please note that the expenses shown in the table are meant to highlight your ongoing costs only and do not reflect any transactional costs, such as sales charges (loads), redemption fees, or exchange fees. Therefore, the table is useful in comparing ongoing costs only and will not help you determine the relative total costs of owning different funds. In addition, if transactional costs were included, your costs would have been higher.

	Beginning account value 7/1/10	Ending account value 12/31/10	Expenses paid during period 7/1/10 thru 12/31/10*

Actual	$1,000.00	$1,264.12	$7.09
Hypothetical (5% return before expenses)	$1,000.00	$1,018.94	$6.32

*
Expenses are equal to the Fund’s annualized expense ratio of 1.24% multiplied by the average account value over the period, multiplied by 184/365 to reflect the one-half year period. This expense ratio may differ from the expense ratio shown in the Financial Highlights. The annualized expense ratio would have been 1.34% gross of nonrecurring legal fee reimbursement.

Value Line Premier Growth Fund, Inc.

Portfolio Highlights at December 31, 2010 (unaudited)

Ten Largest Common Stock Holdings

Issue	Shares	Value	Percentage of Net Assets
Alexion Pharmaceuticals, Inc.	56,000	$4,510,800	1.5%
Cognizant Technology Solutions Corp. Class A	60,000	$4,397,400	1.4%
Companhia de Bebidas das Americas ADR	130,000	$4,033,900	1.3%
FMC Technologies, Inc.	44,000	$3,912,040	1.3%
Salesforce.com, Inc.	27,000	$3,564,000	1.1%
Henry Schein, Inc.	56,000	$3,437,840	1.1%
Illumina, Inc.	51,200	$3,243,008	1.0%
Express Scripts, Inc.	60,000	$3,243,000	1.0%
ANSYS, Inc.	60,000	$3,124,200	1.0%
Stericycle, Inc.	36,600	$2,961,672	1.0%

Asset Allocation – Percentage of Total Net Assets

Sector Weightings – Percentage of Total Investment Securities

Value Line Premier Growth Fund, Inc.

Schedule of Investments	December 31, 2010

Shares		Value

COMMON STOCKS (94.2%)

	CONSUMER DISCRETIONARY (10.3%)
8,400	AutoZone, Inc. *	$2,289,756
32,000	BorgWarner, Inc. *	2,315,520
10,500	Buckle, Inc. (The)	396,585
5,000	Chipotle Mexican Grill, Inc. *	1,063,300
39,200	Ctrip.com International Ltd.ADR *	1,585,640
16,000	Deckers Outdoor Corp. *	1,275,840
11,400	DeVry, Inc.	546,972
17,000	DIRECTV Class A *	678,810
10,000	Fossil, Inc. *	704,800
16,000	Genuine Parts Co.	821,440
7,000	Gildan Activewear, Inc. *	199,430
10,000	Guess?, Inc.	473,200
29,000	HSN, Inc. *	888,560
3,000	Jo-Ann Stores, Inc. *	180,660
27,000	Johnson Controls, Inc.	1,031,400
56,000	LKQ Corp. *	1,272,320
6,000	Monro Muffler Brake, Inc.	207,540
18,000	O’Reilly Automotive, Inc. *	1,087,560
30,000	Phillips-Van Heusen Corp.	1,890,300
6,000	Priceline.com, Inc. *	2,397,300
29,000	Shaw Communications, Inc.Class B	620,020
27,000	Signet Jewelers Ltd. *	1,171,800
6,700	Strayer Education, Inc.	1,019,874
34,300	TJX Companies, Inc. (The)	1,522,577
22,000	TRW Automotive Holdings Corp. *	1,159,400
6,000	Ulta Salon, Cosmetics & Fragrance, Inc. *	204,000
21,000	Vitamin Shoppe, Inc. *	706,440
26,500	Warnaco Group, Inc. (The) *	1,459,355
29,000	WMS Industries, Inc. *	1,311,960
34,000	Yum! Brands, Inc.	1,667,700
		32,150,059

	CONSUMER STAPLES (5.8%)
68,000	BRF - Brasil Foods S. A. ADR	1,147,840
17,000	British American Tobacco PLC ADR	1,320,900
24,200	Church & Dwight Co., Inc.	1,670,284
16,800	Coca-Cola Femsa, S.A.B. de C.V. ADR	1,384,824

Shares		Value

130,000	Companhia de Bebidas das Americas ADR	$4,033,900
94,000	Cosan Ltd. Class A	1,280,280
26,250	Flowers Foods, Inc.	706,388
20,000	Fomento Economico Mexicano S.A.B. de C.V. ADR	1,118,400
74,000	Green Mountain Coffee Roasters, Inc. *	2,431,640
20,000	Hormel Foods Corp.	1,025,200
32,000	Ruddick Corp.	1,178,880
4,000	TreeHouse Foods, Inc. *	204,360
9,000	Whole Foods Market, Inc. *	455,310
		17,958,206

	ENERGY (5.8%)
8,600	CNOOC Ltd. ADR	2,049,982
19,000	Concho Resources, Inc. *	1,665,730
21,000	Core Laboratories N.V.	1,870,050
44,000	FMC Technologies, Inc. *	3,912,040
11,000	Penn Virginia Corp.	185,020
64,000	Petroleo Brasileiro S.A. ADR	2,421,760
18,000	SM Energy Co.	1,060,740
33,600	Southern Union Co.	808,752
50,000	Southwestern Energy Co. *	1,871,500
26,000	TransCanada Corp.	989,040
33,000	World Fuel Services Corp.	1,193,280
		18,027,894

	FINANCIALS (10.3%)
12,000	Affiliated Managers Group, Inc. *	1,190,640
20,600	AFLAC, Inc.	1,162,458
15,000	Arch Capital Group Ltd. *	1,320,750
9,490	AvalonBay Communities, Inc.	1,068,099
5,500	Banco Santander Chile S.A. ADR	514,085
35,000	Bancolombia S.A. ADR	2,166,850
16,000	Bank of Hawaii Corp.	755,360
13,300	Bank of Montreal	765,681
22,100	Bank of Nova Scotia	1,264,120
10,700	BlackRock, Inc.	2,039,206
16,000	BRE Properties, Inc.	696,000
8,200	Canadian Imperial Bank of Commerce	642,880
12,000	Credicorp Ltd.	1,426,920
16,000	DuPont Fabros Technology, Inc.	340,320
19,000	Eaton Vance Corp.	574,370

See Notes to Financial Statements.

Value Line Premier Growth Fund, Inc.

December 31, 2010

Shares		Value
9,400	Essex Property Trust, Inc.	$1,073,668
9,000	Franklin Resources, Inc.	1,000,890
6,200	Goldman Sachs Group, Inc. (The)	1,042,592
16,300	HDFC Bank Ltd. ADR	2,723,893
16,000	ICICI Bank Ltd. ADR	810,240
111,376	Itau Unibanco Banco Multiplo S.A. ADR	2,674,138
30,000	MSCI, Inc. Class A *	1,168,800
9,000	Portfolio Recovery Associates, Inc. *	676,800
12,000	Stifel Financial Corp. *	744,480
24,000	T. Rowe Price Group, Inc.	1,548,960
8,000	Taubman Centers, Inc.	403,840
6,000	Torchmark Corp.	358,440
7,400	Toronto-Dominion Bank (The)	549,894
20,000	U.S. Bancorp	539,400
30,000	Wells Fargo & Co.	929,700
		32,173,474

	HEALTH CARE (13.9%)
18,000	Acorda Therapeutics, Inc. *	490,680
56,000	Alexion Pharmaceuticals, Inc. *	4,510,800
17,200	Allergan, Inc.	1,181,124
21,000	Auxilium Pharmaceuticals, Inc. *	443,100
16,000	Bayer AG ADR	1,173,760
14,500	Becton, Dickinson & Co.	1,225,540
4,000	Bio-Rad Laboratories, Inc. Class A *	415,400
14,800	Bio-Reference Laboratories, Inc. *	328,264
11,000	Cerner Corp. *	1,042,140
6,000	Computer Programs & Systems, Inc.	281,040
4,000	DENTSPLY International, Inc.	136,680
26,000	Edwards Lifesciences Corp. *	2,101,840
18,000	Emergency Medical Services Corp. Class A *	1,162,980
6,000	Endo Pharmaceuticals Holdings, Inc. *	214,260
60,000	Express Scripts, Inc. *	3,243,000
20,900	Fresenius Medical Care AG & Co. KGaA ADR	1,205,721

Shares		Value
12,600	Haemonetics Corp. *	$796,068
56,000	Henry Schein, Inc. *	3,437,840
18,000	HMS Holdings Corp. *	1,165,860
24,000	IDEXX Laboratories, Inc. *	1,661,280
51,200	Illumina, Inc. *	3,243,008
32,000	Impax Laboratories, Inc. *	643,520
7,000	Intuitive Surgical, Inc. *	1,804,250
4,000	MAKO Surgical Corp. *	60,880
7,000	Masimo Corp.	203,490
8,400	Mettler-Toledo International, Inc. *	1,270,164
17,800	Novo Nordisk A/S ADR	2,003,746
28,500	Owens & Minor, Inc.	838,755
32,000	Perrigo Co.	2,026,560
2,000	Pharmasset, Inc. *	86,820
4,800	Quality Systems, Inc.	335,136
20,000	ResMed, Inc. *	692,800
28,000	SXC Health Solutions Corp. *	1,200,080
3,000	Techne Corp.	197,010
23,000	Teva Pharmaceutical Industries Ltd. ADR	1,198,990
22,000	Volcano Corp. *	600,820
30,000	Warner Chilcott PLC Class A	676,800
		43,300,206

	INDUSTRIALS (20.9%)
85,000	ABB Ltd. ADR *	1,908,250
24,300	Acuity Brands, Inc.	1,401,381
49,500	AMETEK, Inc.	1,942,875
20,600	AZZ, Inc.	824,206
36,000	BE Aerospace, Inc. *	1,333,080
28,400	Bucyrus International, Inc.	2,538,960
30,000	C.H. Robinson Worldwide, Inc.	2,405,700
22,900	Canadian National Railway Co.	1,522,163
34,000	CLARCOR, Inc.	1,458,260
13,000	Corrections Corp. of America *	325,780
23,300	Curtiss-Wright Corp.	773,560
32,000	Danaher Corp.	1,509,440
20,600	DigitalGlobe, Inc. *	653,226
16,000	Dollar Thrifty Automotive Group, Inc. *	756,160
19,000	Donaldson Co., Inc.	1,107,320
12,600	Eaton Corp.	1,279,026
41,000	EnerSys *	1,316,920
20,000	Esterline Technologies Corp. *	1,371,800

See Notes to Financial Statements.

Value Line Premier Growth Fund, Inc.

Schedule of Investments

Shares		Value
18,000	Flowserve Corp.	$2,145,960
23,200	Gardner Denver, Inc.	1,596,624
36,000	Geo Group, Inc. (The) *	887,760
6,000	GeoEye, Inc. *	254,340
10,000	Harbin Electric, Inc. *	173,500
33,000	Hunt (J.B.) Transport Services, Inc.	1,346,730
29,850	IDEX Corp.	1,167,732
22,600	IHS, Inc. Class A *	1,816,814
21,000	Kansas City Southern *	1,005,060
21,000	Kirby Corp. *	925,050
88,500	Lan Airlines S.A. ADR	2,724,030
31,500	Lennox International, Inc.	1,489,635
13,000	Lincoln Electric Holdings, Inc.	848,510
11,000	Navistar International Corp. *	637,010
20,000	Norfolk Southern Corp.	1,256,400
20,000	Polypore International, Inc. *	814,600
17,800	Precision Castparts Corp.	2,477,938
6,000	Regal-Beloit Corp.	400,560
37,500	Republic Services, Inc.	1,119,750
54,000	Rollins, Inc.	1,066,500
26,000	Roper Industries, Inc.	1,987,180
48,700	Rush Enterprises, Inc. Class A *	995,428
36,600	Stericycle, Inc. *	2,961,672
20,800	Textainer Group Holdings Ltd.	592,592
33,000	Toro Co. (The)	2,034,120
12,300	Towers Watson & Co. Class A	640,338
17,000	TransDigm Group, Inc. *	1,224,170
17,000	United Technologies Corp.	1,338,240
22,000	URS Corp. *	915,420
4,700	Valmont Industries, Inc.	417,031
7,600	W.W. Grainger, Inc.	1,049,636
16,000	Wabtec Corp.	846,240
31,200	Waste Connections, Inc. *	858,936
24,000	Woodward Governor Co.	901,440
		65,345,053

	INFORMATION TECHNOLOGY (15.4%)
23,000	Accenture PLC Class A	1,115,270
28,000	Acme Packet, Inc. *	1,488,480
30,800	Amphenol Corp. Class A	1,625,624
18,700	Anixter International, Inc.	1,116,951
60,000	ANSYS, Inc. *	3,124,200
60,000	Ariba, Inc. *	1,409,400

Shares		Value
70,000	Aruba Networks, Inc. *	$1,461,600
24,000	Atheros Communications, Inc. *	862,080
14,000	Avago Technologies Ltd.	398,580
11,400	Blackboard, Inc. *	470,820
21,000	Canon, Inc. ADR	1,078,140
26,000	Check Point Software Technologies Ltd. *	1,202,760
60,000	Cognizant Technology Solutions Corp. Class A *	4,397,400
28,000	Concur Technologies, Inc. *	1,454,040
27,550	Diodes, Inc. *	743,574
16,000	Dolby Laboratories, Inc. Class A *	1,067,200
16,000	Equinix, Inc. *	1,300,160
11,000	FactSet Research Systems, Inc.	1,031,360
3,000	Google, Inc. Class A *	1,781,910
40,000	Informatica Corp. *	1,761,200
4,200	LogMeIn, Inc. *	186,228
9,300	MasterCard, Inc. Class A	2,084,223
4,000	MercadoLibre, Inc. *	266,600
37,200	MICROS Systems, Inc. *	1,631,592
4,000	Open Text Corp. *	184,240
12,600	Pegasystems, Inc.	461,538
38,000	Rackspace Hosting, Inc. *	1,193,580
20,000	Rovi Corp. *	1,240,200
3,000	Rubicon Technology, Inc. *	63,240
27,000	Salesforce.com, Inc. *	3,564,000
25,000	Solera Holdings, Inc.	1,283,000
21,000	Sourcefire, Inc. *	544,530
44,000	SuccessFactors, Inc. *	1,274,240
31,000	Teradata Corp. *	1,275,960
26,000	TIBCO Software, Inc. *	512,460
30,000	Trimble Navigation Ltd. *	1,197,900
20,000	VanceInfo Technologies, Inc. ADR *	690,800
6,000	VeriFone Holdings, Inc. *	231,360
13,000	VMware, Inc. Class A *	1,155,830
4,000	Wright Express Corp. *	184,000
		48,116,270

	MATERIALS (8.2%)
21,000	Agrium, Inc.	1,926,750
15,000	Air Products & Chemicals, Inc.	1,364,250
40,000	Albemarle Corp.	2,231,200
30,700	AptarGroup, Inc.	1,460,399
7,000	Ball Corp.	476,350

See Notes to Financial Statements.

Value Line Premier Growth Fund, Inc.

December 31, 2010

Shares		Value
14,000	BASF AG ADR	$1,119,440
28,000	Celanese Corp. Series A	1,152,760
12,600	Clearwater Paper Corp. *	986,580
16,000	Cliffs Natural Resources, Inc.	1,248,160
18,000	Crown Holdings, Inc. *	600,840
22,000	FMC Corp.	1,757,580
16,500	Greif, Inc. Class A	1,021,350
17,000	Mosaic Co. (The)	1,298,120
9,000	NewMarket Corp.	1,110,330
30,000	Praxair, Inc.	2,864,100
20,000	Rockwood Holdings, Inc. *	782,400
20,200	Scotts Miracle-Gro Co. (The ) Class A	1,025,554
30,000	Sigma-Aldrich Corp.	1,996,800
12,800	Syngenta AG ADR	752,384
8,000	Valspar Corp. (The)	275,840
		25,451,187

	TELECOMMUNICATION SERVICES (1.8%)
4,000	AboveNet, Inc.	233,840
10,837	Brasil Telecom S.A. ADR *	97,316
3,000	Brasil Telecom S.A. ADR Preferred Shares *	65,790
40,877	Crown Castle International Corp. *	1,791,639
10,000	Millicom International Cellular S.A.	956,000
5,000	Mobile TeleSystems ADR	104,350
4,300	Philippine Long Distance Telephone Co. ADR	250,561
43,000	SBA Communications Corp. Class A *	1,760,420
5,700	Telefonica S.A. ADR	389,994
		5,649,910

	UTILITIES (1.8%)
18,000	AGL Resources, Inc.	645,300
12,000	Centrais Eletricas Brasileiras S.A.	165,000
27,600	Cia de Saneamento Basico do Estado de Sao Paulo ADR	1,459,488
20,000	EQT Corp.	896,800
20,000	ITC Holdings Corp.	1,239,600
20,000	Questar Corp.	348,200
13,400	Wisconsin Energy Corp.	788,724
		5,543,112

Shares		Value
	TOTAL COMMON STOCKS AND TOTAL INVESTMENT SECURITIES (94.2%)
	(Cost $164,073,712)	$293,715,371

Principal Amount		Value
SHORT-TERM INVESTMENTS (5.4%)

	U.S. GOVERNMENT AGENCY OBLIGATIONS (3.2%)
$5,000,000	Federal National Mortgage Association Discount Notes, 0.0%, 1/19/11	$4,999,890
5,000,000	Federal National Mortgage Association Discount Notes, 0.0%, 1/12/11	4,999,935
		9,999,825

	REPURCHASE AGREEMENTS (2.2%)
6,800,000	With Morgan Stanley, 0.06%, dated 12/31/10, due 01/03/11, delivery value $6,800,034 (collateralized by $6,480,000 U.S. Treasury Notes 3.125%, due 08/31/13, with a value of $6,943,121)	6,800,000

	TOTAL SHORT-TERM INVESTMENTS (Cost $16,799,222) (5.4%)	16,799,825

CASH AND OTHER ASSETS IN EXCESS OF LIABILITIES (0.4%)		1,313,747
NET ASSETS (100%)		$311,828,943

NET ASSET VALUE OFFERING AND REDEMPTION PRICE, PER OUTSTANDING SHARE ($311,828,943 ÷ 11,627,930 shares outstanding)		$26.82

*	Non-income producing.
ADR	American Depositary Receipt.

See Notes to Financial Statements.

Value Line Premier Growth Fund, Inc.

Statement of Assets and Liabilities at December 31, 2010

Assets:
Investment securities, at value (Cost - $164,073,712)	$293,715,371
Short-Term Investments (Cost - $16,799,222)	16,799,825
Cash	187,625
Receivable for securities sold	1,296,460
Dividends receivable	480,175
Receivable for capital shares sold	75,057
Prepaid expenses	16,610
Total Assets	312,571,123
Liabilities:
Payable for capital shares redeemed	516,181
Accrued expenses:
Advisory fee	70,994
Service and distribution plan fees	23,665
Directors’ fees and expenses	263
Other	131,077
Total Liabilities	742,180
Net Assets	$311,828,943
Net assets consist of:
Capital stock, at $1.00 par value (authorized 100,000,000, outstanding 11,627,930 shares)	$11,627,930
Additional paid-in capital	175,325,963
Accumulated net realized loss on investments and foreign currency	(4,767,433)
Net unrealized appreciation of investments and foreign currency translations	129,642,483
Net Assets	$311,828,943
Net Asset Value, Offering and Redemption Price per Outstanding Share ($311,828,943 ÷ 11,627,930 shares outstanding)	$26.82

Statement of Operations for the Year Ended December 31, 2010

Investment Income:
Dividends (net of foreign withholding tax of $172,986)	$3,565,901
Interest	16,024
Total Income	3,581,925
Expenses:
Advisory fee	2,304,214
Service and distribution plan fees	768,071
Auditing and legal fees	216,274
Transfer agent fees	150,839
Printing and postage	116,141
Custodian fees	59,114
Directors’ fees and expenses	48,636
Insurance	42,614
Registration and filing fees	31,150
Other	49,833
Total Expenses Before Custody Credits and Fee Reimbursement	3,786,886
Less: Legal Fee Reimbursement	(138,422)
Less: Custody Credits	(218)
Net Expenses	3,648,246
Net Investment Loss	(66,321)
Net Realized and Unrealized Gain on Investments and Foreign Exchange Transactions:
Net Realized Gain	18,569,195
Change in Net Unrealized Appreciation/(Depreciation)	41,553,338
Net Realized Gain and Change in Net Unrealized Appreciation/(Depreciation) on Investments and Foreign Exchange Transactions	60,122,533
Net Increase in Net Assets from Operations	$60,056,212

See Notes to Financial Statements.

Value Line Premier Growth Fund, Inc.

Statement of Changes in Net Assets for the Years Ended December 31, 2010 and 2009

	Year Ended December 31, 2010	Year Ended December 31, 2009
Operations:
Net investment income/(loss)	$(66,321)	$328,314
Net realized gain/(loss) on investments and foreign currency	18,569,195	(18,461,747)
Change in net unrealized appreciation	41,553,338	104,395,863
Net increase in net assets from operations	60,056,212	86,262,430

Distributions to Shareholders:
Net investment income	(351,716)	(137,547)

Capital Share Transactions:
Proceeds from sale of shares	19,293,231	32,663,828
Proceeds from reinvestment of dividends to shareholders	333,041	129,032
Cost of shares redeemed	(115,440,166)	(83,570,430)
Net decrease in net assets from capital share transactions	(95,813,894)	(50,777,570)

Total Increase/(Decrease) in Net Assets	(36,109,398)	35,347,313

Net Assets:
Beginning of year	347,938,341	312,591,028
End of year	$311,828,943	$347,938,341
Undistributed net investment income at end of year	$—	$327,907

See Notes to Financial Statements.

Value Line Premier Growth Fund, Inc.

Notes to Financial Statements

1. Significant Accounting Policies

Value Line Premier Growth Fund, Inc., (the “Fund”) is registered under the Investment Company Act of 1940, as amended, as a diversified, open-end management investment company whose primary investment objective is long-term growth of capital. The Fund invests primarily in a diversified portfolio of U.S. equity securities with favorable growth potential.

The preparation of financial statements in conformity with generally accepted accounting principles requires management to make estimates and assumptions that affect the reported amounts of assets and liabilities and disclosure of contingent assets and liabilities at the date of the financial statements and the reported amounts of revenues and expenses during the reporting period. Actual results could differ from those estimates. The following is a summary of significant accounting policies consistently followed by the Fund in the preparation of its financial statements.

(A) Security Valuation: Securities listed on a securities exchange are valued at the closing sales prices on the date as of which the net asset value is being determined. Securities traded on the NASDAQ Stock Market are valued at the NASDAQ Official Closing Price. In the absence of closing sales prices for such securities and for securities traded in the over-the-counter market, the security is valued at the midpoint between the latest available and representative asked and bid prices. Short-term instruments with maturities of 60 days or less at the date of purchase are valued at amortized cost, which approximates market value. Short-term instruments with maturities greater than 60 days at the date of purchase are valued at the midpoint between the latest available and representative asked and bid prices, and commencing 60 days prior to maturity such securities are valued at amortized cost. Securities for which market quotations are not readily available or that are not readily marketable and all other assets of the Fund are valued at fair value as the Board of Directors may determine in good faith. In addition, the Fund may use the fair value of a security when the closing market price on the primary exchange where the security is traded no longer accurately reflects the value of a security due to factors affecting one or more relevant securities markets or the specific issuer.

(B) Fair Value Measurements: In accordance with Financial Accounting Standards Board Accounting Standards Codification (FASB ASC 820-10), Fair Value Measurements and Disclosures, (formerly Statement of Financial Accounting Standards (“SFAS”) No. 157), the Fund discloses the fair value of its investments in a hierarchy that prioritizes the inputs to valuation techniques used to measure the fair value. The hierarchy gives the highest priority to valuations based upon unadjusted quoted prices in active markets for identical assets or liabilities (level 1 measurement) and the lowest priority to valuations based upon unobservable inputs that are significant to the valuation (level 3 measurements). FASB ASC 820-10-35-39 to 55 provides three levels of the fair value hierarchy as follows:

●	Level 1 — Inputs that reflect unadjusted quoted prices in active markets for identical assets or liabilities that the Fund has the ability to access at the measurement date;
●	Level 2 — Inputs other than quoted prices that are observable for the asset or liability either directly or indirectly, including inputs in markets that are not considered to be active;
●	Level 3 — Inputs that are unobservable.

The Fund follows the authoritative guidance included in FASB ASC 820-10, Fair Value Measurements and Disclosures, on determining fair value when the volume and level of activity for the asset or liability have significantly decreased and identifying transactions that are not orderly (formerly FSP FAS 157-4). FASB ASC 820-10-35-51A to 51H indicates that if an entity determines that either the volume and/or level of activity for an asset or liability has significantly decreased (from normal conditions for that asset or liability) or price quotations or observable inputs are not associated with  orderly transactions, increased analysis and management judgment will be required to estimate fair value.

Value Line Premier Growth Fund, Inc.

December 31,2010

Valuation techniques such as an income approach might be appropriate to supplement or replace a market approach in those circumstances. It provides a list of factors to determine whether there has been a significant decrease in relation to normal market activity. Regardless, however, of the valuation technique and inputs used, the objective for the fair value measurement in those circumstances is unchanged from what it would be if markets were operating at normal activity levels and/or transactions were orderly; that is, to determine the current exit price as promulgated by FASB ASC 820-10.

The following is a summary of the inputs used as of December 31, 2010 in valuing the Fund’s investments carried at value:

Investments in Securities:	Level 1	Level 2	Level 3	Total
Assets
Common Stocks	$293,715,371	$0	$0	$293,715,371
U.S. Government Agency Obligations	0	9,999,825	0	9,999,825
Short Term Investments	0	6,800,000	0	6,800,000
Total Investments in Securities	$293,715,371	$16,799,825	$0	$310,515,196

For the year ended December 31, 2010, there was no significant transfer activity between Level 1 and Level 2.

For the year ended December 31, 2010, there were no Level 3 investments. The Schedule of Investments includes a breakdown of the Schedule’s investments by category.

(C) Repurchase Agreements: In connection with transactions in repurchase agreements, the Fund’s custodian takes possession of the underlying collateral securities, the value of which exceeds the principal amount of the repurchase transaction, including accrued interest. To the extent that any repurchase transaction exceeds one business day, it is the Fund’s policy to mark-to-market on a daily basis to ensure the adequacy of the collateral. In the event of default of the obligation to repurchase, the Fund has the right to liquidate the collateral and apply the proceeds in satisfaction of the obligation. Under certain circumstances, in the event of default or bankruptcy by the other party to the agreement, realization and/or retention of the collateral or proceeds may be subject to legal proceedings. (D) Federal Income Taxes: It is the Fund’s policy to comply with the requirements of the Internal Revenue Code applicable to regulated investment companies, including the distribution requirements of the Tax Reform Act of 1986, and to distribute all of its taxable income to its shareholders. Therefore, no federal income tax provision is required.

(E) Security Transactions and Distributions: Security transactions are accounted for on the date the securities are purchased or sold. Interest income is accrued as earned. Realized gains and losses on sales of securities are calculated for financial accounting and federal income tax purposes on the identified cost basis. Dividend income and distributions to shareholders are recorded on the ex-dividend date. Distributions are determined in accordance with income tax regulations which may differ from generally accepted accounting principles.

(F) Foreign Currency Translation: The books and records of the Fund are maintained in U.S. dollars. Assets and liabilities which are denominated in foreign currencies are translated to U.S. dollars at the prevailing rates of exchange. The Fund does not isolate changes in the value of investments caused by foreign exchange rate differences from the changes due to other circumstances.

Income and expenses are translated to U.S. dollars based upon the rates of exchange on the respective dates of such transactions.

Value Line Premier Growth Fund, Inc.

Notes to Financial Statements

Net realized foreign exchange gains or losses arise from currency fluctuations realized between the trade and settlement dates on securities transactions, the differences between the U.S. dollar amounts of dividends, interest, and foreign withholding taxes recorded by the Fund, and the U.S. dollar equivalent of the amounts actually received or paid. Net unrealized foreign exchange gains and losses arise from changes in the value of assets and liabilities, other than investments, at the end of the fiscal period, resulting from changes in the exchange rates. The effect of the change in foreign exchange rates on the value of investments is included in realized gain/loss on investments and change in net unrealized appreciation/ depreciation on investments.

(G) Representations and Indemnifications: In the normal course of business, the Fund enters into contracts that contain a variety of representations and warranties which provide general indemnifications. The Fund’s maximum exposure under these arrangements is unknown, as this would involve future claims that may be made against the Fund that have not yet occurred. However, based on experience, the Fund expects the risk of loss to be remote.

(H) Accounting for Real Estate Investment Trusts: The Fund owns shares of Real Estate Investment Trusts (“REITs”) which report information on the source of their distributions annually. Distributions received from REITs during the year which represent a return of capital are recorded as a reduction of cost and distributions which represent a capital gain dividend are recorded as a realized long-term capital gain on investments.

(I) Foreign Taxes: The Fund may be subject to foreign taxes on income, gains on investments, or currency repatriation, a portion of which may be recoverable. The Fund will accrue such taxes and recoveries as applicable, based upon its current interpretation of tax rules and regulations that exist in the markets in which it invests.

(J) Other: On March 11, 2010, certain affected Value Line Funds and Value Line, Inc. (“VLI”) entered into an agreement pursuant to which VLI agreed to reimburse those Funds in the aggregate amount of $917,302 for various expenses incurred by those Funds in connection with the subject matter of the settlement, dated November 4, 2009, between the Securities and Exchange Commission and VLI, Value Line Securities, Inc. (currently EULAV Securities LLC (the “Distributor”)) and two former directors and officers of VLI. The agreement required VLI to reimburse those Funds in twelve monthly installments commencing April 1, 2010 and those Funds accrued a related receivable. Accordingly, the Fund accrued $138,422 in expense reimbursements from VLI. In November 2010, VLI accelerated its payment obligations and paid in full the outstanding balance.

On December 23, 2010, EULAV Asset Management, LLC (the “Adviser”) was restructured so that it is no longer a wholly-owned subsidiary of VLI. As part of the restructuring, the Adviser converted to a Delaware statutory trust named EULAV Asset Management and the Distributor merged into EULAV Securities LLC and became a wholly-owned subsidiary of the Adviser. VLI has stated that as a result of the restructuring it no longer “controls” (as that term is defined in the Investment Company Act of 1940) the Adviser or the Distributor. On July 20, 2010, the Board approved a new investment advisory agreement between each Fund and the restructured Adviser to take effect upon the closing of the restructuring. The effectiveness of each investment advisory agreement was also contingent upon approval by shareholders of the applicable Fund. Toward this end, each Fund held special shareholder meetings in the Fall of 2010 at which shareholders approved the new investment advisory agreements with the restructured Adviser. In addition, the shareholders of each Fund elected three persons as members of the Board at the special shareholder meetings. Please see “Proxy Results” later in this annual report for the voting results of those shareholder meetings.

(K) Subsequent Events: Management has evaluated all subsequent transactions and events through the date on which these financial statements were issued, and except as already included in the notes to these financial statements, has determined that no additional items require disclosure.

Value Line Premier Growth Fund, Inc.

December 31, 2010

2. Capital Share Transactions and Distributions to Shareholders

Transactions in capital stock were as follows:

	Year Ended December 31, 2010	Year Ended December 31, 2009
Shares sold	826,552	1,819,355
Shares issued to shareholders in reinvestment of dividends and distributions	12,381	5,844
Shares redeemed	(4,973,787)	(4,790,300)
Net decrease	(4,134,854)	(2,965,101)
Dividends per share from net investment income	$0.0300	$0.0085

3. Purchases and Sales of Securities

Purchases and sales of investment securities, excluding short-term securities, were as follows:

Year Ended December 31, 2010
Purchases:
Investment Securities	$46,040,520
Sales:
Investment Securities	$117,083,965

4. Income Taxes

At December 31, 2010, information on the tax components of capital is as follows:

Cost of investments for tax purposes	$180,873,033
Gross tax unrealized appreciation	$131,378,908
Gross tax unrealized depreciation	$(1,736,745)
Net tax unrealized appreciation on investments	$129,642,163
Capital loss carryforward, expires December 31, 2017	$(4,767,334)

During the year ended December 31, 2010, as permitted under federal income tax regulations, the Fund utilized $18,566,635 of capital loss carryforwards.

To the extent that current or future capital gains are offset by capital losses, the Fund does not anticipate distributing any such gains to shareholders.

It is uncertain whether the Fund will be able to realize the benefits of the losses before they expire.

The differences between book basis and tax basis unrealized appreciation/(depreciation) on investments were primarily attributed to wash sales.

Value Line Premier Growth Fund, Inc.

Notes to Financial Statements

Permanent book-tax differences relating to the current year were reclassified within the composition of the net asset accounts. The Fund increased undistributed net investment income by $90,130, increased accumulated realized loss by $40,569, and decreased additional paid-in-capital by $49,561. These reclassifications were primarily due to differing treatments of net operating losses, investments in REITS, distributions and foreign currency translation for tax purposes.

The tax composition of distributions to shareholders for the years ended December 31, 2010 and December 31, 2009 were as follows:

	2010	2009
Ordinary income	$351,716	$137,547

5. Investment Advisory Fee, Service and Distribution Fees and Transactions With Affiliates

An advisory fee of $2,304,214 was paid or payable to EULAV Asset Management (the “Adviser”) for the year ended December 31, 2010. This was computed at an annual rate of 0.75% of the average daily net assets during the year and paid monthly. The Adviser provides research, investment programs, supervision of the investment portfolio and pays costs of administrative services, office space, equipment and compensation of administrative, bookkeeping, and clerical personnel necessary for managing the affairs of the Fund. The Adviser also provides persons, satisfactory to the Fund’s Board of Directors, to act as officers and employees of the Fund and pays their salaries.

The Fund has a Service and Distribution Plan (the “Plan”), adopted pursuant to Rule 12b-1 under the Investment Company Act of 1940, which compensates EULAV Securities LLC (the “Distributor”) for advertising, marketing and distributing the Fund’s shares and for servicing the Fund’s shareholders at an annual rate of 0.25% of the Fund’s average daily net assets. For the year ended December 31, 2010, fees amounting to $768,071 were paid or payable under the Plan.

For the year ended December 31, 2010, the Fund’s expenses were reduced by $218 under a custody credit agreement with the custodian.

Direct expenses of the Fund are charged to the Fund while common expenses of the Value Line Funds are allocated proportionately based upon the Funds’ respective net assets. The Fund bears all other costs and expenses.

Certain officers and a Trustee of the Adviser are also officers and a director of the Fund.

The Adviser and/or affiliated companies and the employees of the Adviser and Distributor are members of the Value Line Profit Sharing and Savings Plan which owned 1,353 shares of the Fund’s capital stock, representing less than 1% of the outstanding shares at December 31, 2010. In addition, officers and directors of the fund as a group owned 735 shares, representing less than 1% of the outstanding shares.

Value Line Premier Growth Fund, Inc.

Financial Highlights

Selected data for a share of capital stock outstanding throughout each year:

	Years Ended December 31,
	2010		2009	2008	2007	2006
Net asset value, beginning of year	$22.07		$16.69	$29.38	$26.61	$25.60

Income from investment operations:
Net investment income/(loss)	(0.01	)(3)	0.02	0.01	0.02	(0.01)
Net gains or (losses) on securities (both realized and unrealized)	4.79		5.37	(11.85)	4.80	2.75
Total from investment operations	4.78		5.39	(11.84)	4.82	2.74

Less distributions:
Dividends from net investment income	(0.03)		(0.01)	—	(0.03)	—
Distributions from net realized gains	—		—	(0.85)	(2.02)	(1.73)
Total distributions	(0.03)		(0.01)	(0.85)	(2.05)	(1.73)
Net asset value, end of year	$26.82		$22.07	$16.69	$29.38	$26.61

Total return	21.66%		32.29%	(40.13)%	18.30%	10.68%

Ratios/Supplemental Data:
Net assets, end of year (in thousands)	$311,829		$347,938	$312,591	$570,484	$489,786
Ratio of expenses to average net assets(1)	1.23%		1.22%	1.16%	1.11%	1.18%
Ratio of expenses to average net assets(2)	1.19%		1.22%	1.16%	1.11%	1.18%
Ratio of net investment income/(loss) to average net assets	(0.02)%		0.11%	0.03%	0.06%	(0.06)%
Portfolio turnover rate	16%		8%	18%	29%	38%

(1)
Ratio reflects expenses grossed up for custody credit arrangement and grossed up for the reimbursement by Value Line of certain expenses incurred by the Fund (“Expenses”) in connection with a settlement with the Securities and Exchange Commission related to brokerage commissions charged by the Distributor to the Fund. The ratio of expenses to average net assets, net of custody credits but exclusive of the reimbursement of Expenses, would have been unchanged for the years shown.

(2)	Ratio reflects expenses net of the custody credit arrangement and net of the reimbursement of Expenses by Value Line.
(3)	Based on average shares outstanding.

See Notes to Financial Statements.

Value Line Premier Growth Fund, Inc.

Report of Independent Registered Public Accounting Firm

To the Board of Directors and Shareholders of Value Line Premier Growth Fund, Inc.

In our opinion, the accompanying statement of assets and liabilities, including the schedule of investments, and the related statements of operations and of changes in net assets and the financial highlights present fairly, in all material respects, the financial position of Value Line Premier Growth Fund, Inc. (the “Fund”) at December 31, 2010, the results of its operations for the year then ended, the changes in its net assets for each of the two years in the period then ended and the financial highlights for each of the five years in the period then ended, in conformity with accounting principles generally accepted in the United States of America. These financial statements and financial highlights (hereafter referred to as “financial statements”) are the responsibility of the Fund’s management; our responsibility is to express an opinion on these financial statements based on our audits. We conducted our audits of these financial statements in accordance with the standards of the Public Company Accounting Oversight Board (United States). Those standards require that we plan and perform the audit to obtain reasonable assurance about whether the financial statements are free of material misstatement. An audit includes examining, on a test basis, evidence supporting the amounts and disclosures in the financial statements, assessing the accounting principles used and significant estimates made by management, and evaluating the overall financial statement presentation. We believe that our audits, which included confirmation of securities at December 31, 2010 by correspondence with the custodian, provide a reasonable basis for our opinion.

PricewaterhouseCoopers LLP
New York, New York

February 25, 2011

Value Line Premier Growth Fund, Inc.

PROXY RESULTS
FOR
VALUE LINE PREMIER GROWTH FUND, INC.

A Special Meeting of Shareholders was held on October 26, 2010 for shareholders of record on August 25, 2010 to elect three nominees for Directors of the Fund. A second Special Meeting of Shareholders for shareholders of record on August 25, 2010, previously adjourned on October 26, 2010 because insufficient shares were represented to establish a quorum, was held on November 24, 2010 to approve a new investment advisory agreement between the Fund and EULAV Asset Management. Each vote represents one dollar of value of shares outstanding on the record date.

Approved the Directors as follows:

NOMINEE	VOTES FOR	VOTES WITHHELD
Ms. Joyce Heinzerling	9,005,881	455,809
Mr. Mitchell E. Appel	8,997,430	464,260
Daniel S. Vandivort	9,036,900	424,790

Following their October 26, 2010 approval, Ms. Heinzerling and Mr. Vandivort continued to serve as Directors along with Ms. Nancy-Beth Sheerr and Messrs. Francis C. Oakley, David H. Porter, Thomas Sarkany and Paul Craig Roberts. Effective with the resignation of Mr. Thomas Sarkany on December 23, 2010, Mr. Appel became a Director.

Approved the new investment advisory agreement as follows:

VOTES FOR	VOTES AGAINST	VOTES ABSTAINING	BROKER NON-VOTES*
5,652,170	255,207	405,838	493,357

*Broker non-votes are proxies received from brokers or nominees indicating that such persons have not received instructions from the beneficial owners or other persons entitled to vote such shares as to a particular matter with respect to which the brokers or nominees do not have discretionary power to vote.

Value Line Premier Growth Fund, Inc.

2010 Annual Report (unaudited)

FACTORS CONSIDERED BY THE BOARD IN APPROVING
THE INVESTMENT ADVISORY AGREEMENT
FOR VALUE LINE PREMIER GROWTH FUND, INC.

The Investment Company Act of 1940 (the “1940 Act”) requires the Board of Directors, including a majority of Directors who are not “interested persons” of Value Line Premier Growth Fund, Inc. (the “Fund”), as that term is defined in the 1940 Act (the “Independent Directors”), initially and annually thereafter consider the approval of an investment advisory agreement between the Fund and its investment adviser.

The Fund’s former investment advisory agreement with EULAV Asset Management, LLC (the “Former Agreement”) terminated by operation of law on December 23, 2010 when EULAV Asset Management, LLC was restructured as a Delaware statutory trust and renamed EULAV Asset Management (the “Adviser”).1 In its consideration of whether the new investment advisory agreement between the Fund and the Adviser (“Agreement”) was in the best interests of the Fund and its shareholders, the Board requested and the Adviser provided such information as the Board deemed to be reasonably necessary to evaluate the terms of the Agreement.

Among the factors considered by the Board was the fact that all terms under the Agreement, including the advisory services provided and fee rate charged, are identical to those under the Former Agreement, with the sole exception of the date of execution, the two-year initial term, and immaterial changes in form and updates. The Board, including the Independent Directors, also took into account that it had recently performed a full annual review of the Former Agreement and approved the selection of the Adviser and the continuance of the Former Agreement based on a thorough examination of qualitative and quantitative information provided by the Adviser. At meetings held throughout the year, including the meeting specifically focused upon the review of the Agreement and Former Agreement, the Independent Directors met in executive sessions separately from the non-Independent Director of the Fund and any officers of the Adviser. In selecting the restructured Adviser and approving the Agreement, the Independent Directors relied upon the assistance of counsel to the Independent Directors.

Both in the meetings which specifically addressed the approval of the Agreement and the Former Agreement and at other meetings, the Board, including the Independent Directors, received materials relating to the Adviser’s investment and management services under the Former Agreement and as planned under the Agreement. These materials included information on: (i) the investment performance of the Fund, compared to a peer group of funds consisting of the Fund and all retail and institutional mid-cap growth funds regardless of asset size or primary channel of distribution (the “Performance Universe”), and its benchmark index, each as classified by Lipper Inc., an independent evaluation service (“Lipper”); (ii) the investment process, portfolio holdings, investment restrictions, valuation procedures, and financial statements for the Fund; (iii) sales and redemption data with respect to the Fund; (iv) the general investment outlook in the markets in which the Fund invests; (v) arrangements with respect to the distribution of the Fund’s shares; (vi) the allocation and cost of the Fund’s brokerage (none of which was effected through any affiliate of the Adviser); and (vii) the overall nature, quality and extent of services provided by the Adviser.

1 Unless otherwise indicated, for periods prior to December 23, 2010, the term “Adviser” should be understood to refer to EULAV Asset Management, LLC and its predecessor, Value Line, Inc. (“VLI”).

Value Line Premier Growth Fund, Inc.

2010 Annual Report (unaudited)

As part of the review of the Agreement, the Board requested, and the Adviser provided, additional information in order to evaluate the quality of the Adviser’s services and the reasonableness of its fees under the Former Agreement and as planned under the Agreement. In a separate executive session, the Independent Directors reviewed information, which included data comparing: (i) the Fund’s management fee rate, transfer agent and custodian fee rates, service fee (including 12b-1 fees) rates, and the rate of the Fund’s other non-management fees, to those incurred by a peer group of funds consisting of the Fund and 17 other retail front-end load and no-load mid-cap growth funds (excluding outliers), as selected objectively by Lipper (“Expense Group”), and a peer group of funds consisting of the Fund, the Expense Group and all other retail front-end load and no-load mid-cap growth funds (excluding outliers), as selected objectively by Lipper (“Expense Universe”); (ii) the Fund’s expense ratio to those of its Expense Group and Expense Universe; and (iii) the Fund’s investment performance over various time periods to the average performance of the Performance Universe as well as the appropriate Lipper Index, as selected objectively by Lipper (the “Lipper Index”).

In the separate executive session, the Independent Directors also reviewed information regarding: (a) the financial results and condition of the Adviser’s parent company, the financial results and condition of the Adviser both before and as projected after the restructuring, the Adviser’s and certain of its affiliates’ profitability from the services that have been performed for the Fund and the Value Line family of funds, as well as the projected profitability after the restructuring; (b) the Adviser’s current and anticipated investment management staffing and resources; (c) the proposed ownership, control and day-to-day management of the Adviser after the restructuring; and (d) the Fund’s potential for achieving economies of scale. In support of its review of the statistical information, the Board was provided with a detailed description of the methodology used by Lipper to determine the Expense Group, the Expense Universe and the Performance Universe to prepare its information. The Independent Directors also requested and reviewed information provided by the Adviser related to the settlement of a matter brought by the Securities and Exchange Commission regarding Value Line Securities, Inc., formerly the Fund’s principal underwriter and affiliate of the Adviser (the “Distributor”),2 VLI and two former directors and officers of VLI. The Board also relied upon representations by VLI that (i) as a result of the restructuring, VLI will no longer “control” (as that term is defined in the 1940 Act) the restructured Adviser or the Distributor and (ii) the settlement of this matter was not likely to have a materially adverse effect on the resources or ability of the Adviser or the Distributor to perform their respective contracts with the Fund.

The following summarizes matters considered by the Board in connection with its approval of the Agreement. However, the Board did not identify any single factor as all-important or controlling, and the summary does not detail all the matters that were considered.

2 On May 5, 2009, Value Line Securities, Inc. changed its name to EULAV Securities, Inc. As part of the restructuring on December 23, 2010, EULAV Securities, Inc. was restructured as a Delaware limited liability company with the name EULAV Securities LLC and became a wholly-owned subsidiary of the Adviser. No other changes were made to the Distributor’s organization, including its operations and personnel.

Value Line Premier Growth Fund, Inc.

2010 Annual Report (unaudited)

The Board noted that the Agreement’s terms are identical in all material respect to those of the Former Agreement. The Board also considered representations by VLI and the Adviser that, after giving effect to the restructuring, the Adviser and Distributor would have adequate resources to perform their respective services, that there would be no diminution in the nature, quality and extent of such services, and that the Value Line Timeliness rankings would continue to be provided to the Adviser without cost. The Board reviewed the resources and effectiveness of the Adviser’s overall compliance program and viewed favorably the fact that Mr. Appel would continue as Chief Executive Officer of the Adviser with responsibility for day-to-day management following the restructuring. The Board also viewed favorably the increased emphasis being placed by the Adviser on its overall compliance program as well as steps being undertaken to enhance the shareholders’ experience with the Fund, such as a more robust website. The Board reviewed the services provided by the Adviser and its affiliates in supervising third party service providers. Based on these considerations, and in significant reliance on the representations of VLI and the Adviser, the Board concluded that there was not likely to be an adverse change in the nature, quality and extent of services provided by the Adviser and its affiliates under the Agreement following the restructuring, and that the quality of such services would continue to be appropriate.

Investment Performance. The Board reviewed the Fund’s overall investment performance and compared it to its Performance Universe and the Lipper Index. The Board noted that the Fund outperformed both the Performance Universe average and the Lipper Index for the three-year, five year and ten-year periods ended December 31, 2009 and that the Fund’s performance for the one-year period ended December 31, 2009 was below that of the Performance Universe average and the Lipper Index.

The Adviser’s Personnel and Methods. The Board reviewed the background of the portfolio manager responsible for the daily management of the Fund’s portfolio, seeking to achieve the Fund’s investment objective and adhering to the Fund’s investment strategies. The Independent Directors also engaged in discussions with the Adviser’s senior management responsible for the overall functioning of the Fund’s investment operations. The Board took into account the fact that no change was expected in the Fund’s portfolio manager or other employees of the Adviser in connection with the restructuring. The Board concluded that the Fund’s management team and the Adviser’s overall resources were adequate and that the Adviser had investment management capabilities and personnel essential to performing its duties under the Agreement.

Management Fee and Expenses. The Board considered the Adviser’s fee under the Agreement relative to the management fees charged by its Expense Group and Expense Universe averages. Although the Fund’s management fee rate for the most recent fiscal year was higher than that of the Expense Universe average, it was the same as the Expense Group average.

The Board also considered the Fund’s total expense ratio relative to its Expense Group and Expense Universe averages. The Board noted that the Fund’s total expense ratio was less than that of both the Expense Group average and the Expense Universe average. The Board concluded that the average expense ratio was satisfactory for the purpose of approving the Agreement.

The Board took into account the fact that the fee rate under the Agreement was identical to that under the Former Agreement, that the expense structure of the Fund would not increase as a result of the restructuring, and that no alteration of the management or Rule 12b-1 fee rates or any waivers or expense reimbursement arrangements was intended by VLI or the Adviser in connection with the restructuring or during the two years thereafter.

Value Line Premier Growth Fund, Inc.

2010 Annual Report (unaudited)

Nature, Extent and Quality of Services. The Board considered the nature, extent and quality of other services provided by the Adviser and the Distributor.

Profitability. The Board considered the level of historical and projected profitability of the Adviser and its affiliates with respect to the Fund individually and in the aggregate for all the funds within the Value Line group of funds, including the impact of the restructuring and certain actions taken during prior years. These actions included the reduction (voluntary in some instances and contractual in other instances) of management and/or Rule 12b-1 fees for certain funds, the Adviser’s termination of the use of soft dollar research, and the cessation of trading through the Distributor. The Board noted that the Fund’s fee rates under the Agreement and Former Agreement would be identical and considered representations by VLI and the Adviser that the Adviser had no present intention to alter the advisory fee rates, expense waivers or expense reimbursement arrangements for any of the funds within the Value Line group of funds for a period of two years from the closing of the restructuring. The Board concluded that the profitability of the Adviser and its affiliates with respect to the Fund, including the financial results derived from the Fund’s Agreement, were within a range the Board considered reasonable.

Other Benefits. The Board also considered the character and amount of other direct and incidental benefits received by the Adviser and its affiliates from their association with the Fund. The Board concluded that potential “fallout” benefits that the Adviser and its affiliates may receive, such as greater name recognition, appear to be reasonable, and may in some cases benefit the Fund.

Economies of Scale. The Board considered that, given the current and anticipated size of the Fund, any perceived and potential economies of scale were not yet a significant consideration for the Fund and that the addition of break points to the fee structure were not currently necessary. It was noted that, although it was not yet possible to evaluate opportunities for additional economies of scale resulting from the restructuring, the Board did not expect economies of scale to be significant given the size of the Fund.

Fees and Services Provided for Other Comparable Funds/Accounts Managed by the Adviser and its Affiliates. In addition to comparing the Fund’s management fee rate to unaffiliated mutual funds included in the Fund’s Expense Group and Expense Universe, the Board was informed by the Adviser that it manages non-mutual fund asset management accounts that have similar objectives and policies to certain of the funds in the Value Line family of funds, but that are not generally comparable for a number of reasons (including different services provided).

Conclusion. The Board examined the totality of the information it was provided at the meeting specifically addressing approval of the Agreement and at other meetings held during the past year and did not identify any single controlling factor. Based on their evaluation of all material factors deemed relevant, and with the advice of independent counsel, the Board concluded that the Fund’s management fee rate payable to the Adviser under the Agreement does not constitute a fee that is so disproportionately large as to bear no reasonable relationship to the services rendered and that could not have been the product of arm’s-length bargaining. Further, the Board concluded that the Fund’s Agreement, and the management fee rate thereunder, is fair and reasonable and voted to approve the Agreement as in the best interest of the Fund and its shareholders.

Value Line Premier Growth Fund, Inc.

Federal Tax Notice (unaudited)

For corporate taxpayers, 100% of the ordinary income distribution paid during the calendar year 2010, qualify for the corporate dividends received deductions.

During the calendar year 2010, 100% of the ordinary income distribution are treated as qualified dividends.

The Fund files its complete schedule of portfolio holdings with the Securities and Exchange Commission (“SEC”) for the first and third quarters of each fiscal year on Form N-Q. The Fund’s Forms N-Q are available on the SEC’s website at http://www.sec.gov and may be reviewed and copied at the SEC’s Public Reference Room in Washington, D.C. Information on the operation of the Public Reference Room may be obtained by calling 1-800-SEC-0330.

A description of the policies and procedures that the Fund uses to determine how to vote proxies relating to portfolio securities, and information regarding how the Fund voted these proxies for the 12-month period ended June 30 is available through the Fund’s website at http://www.vlfunds.com and on the SEC’s website at http://www.sec.gov. The description of the policies and procedures is also available without charge, upon request, by calling 1-800-243-2729.

Value Line Premier Growth Fund, Inc.

Management of the Fund

MANAGEMENT INFORMATION

The business and affairs of the Fund are managed by the Fund’s officers under the direction of the Board of Directors. The following table sets forth information on each Director and Officer of the Fund. Each Director serves as a director or trustee of each of the 14 Value Line Funds. Each Director serves until his or her successor is elected and qualified.

Name, Address, and YOB	Position	Length of Time Served	Principal Occupation During the Past 5 Years	Other Directorships Held by Director
Interested Director*
Mitchell E. Appel YOB: 1970	Director	Since 2010
President of each of the Value Line Funds since June 2008; President of the Adviser and Distributor since February 2009; Chief Financial Officer of Value Line, Inc. (“Value Line”) from April 2008 to December 2010 and from September 2005 to November 2007; Director of Value Line, Inc. February 2010 to December 2010 and Treasurer from June 2005 to September 2005; Chief Financial Officer of XTF Asset Management from November 2007 to April 2008.
None
Non-Interested Directors
Joyce E. Heinzerling 500 East 77th Street New York, NY 10162 YOB: 1956	Director	Since 2008	President, Meridian Fund Advisers LLC. (consultants) since April 2009; General Counsel, Archery Capital LLC (private investment fund) until April 2009.	Burnham Investors Trust, since 2004 (4 funds).
Francis C. Oakley 54 Scott Hill Road Williamstown, MA 01267 YOB: 1931	Director	Since 2000
Professor of History, Williams College, (1961-2002). Professor Emeritus since 2002; President Emeritus since 1994 and President, (1985-1994); Chairman (1993-1997) and Interim President (2002-2003) of the American Council of Learned Societies. Trustee since 1997 and Chairman of the Board since 2005, National Humanities Center.
None
David H. Porter 5 Birch Run Drive Saratoga Springs, NY 12866 YOB: 1935	Director	Since 1997	Professor, Skidmore College since 2008; Visiting Professor of Classics, Williams College, (1999-2008); President Emeritus, Skidmore College since 1999 and President, (1987-1998).	None

Value Line Premier Growth Fund, Inc.

Management of the Fund

Name, Address, and YOB	Position	Length of Time Served	Principal Occupation During the Past 5 Years	Other Directorships Held by Director
Paul Craig Roberts 169 Pompano St. Panama City Beach, FL 32413 YOB: 1939	Director	Since 1983	Chairman, Institute for Political Economy.	None
Nancy-Beth Sheerr 1409 Beaumont Drive Gladwyne, PA 19035 YOB: 1949	Director	Since 1996	Senior Financial Adviser, Veritable L.P. (Investment adviser).	None
Daniel S. Vandivort 59 Indian Head Road Riverside, CT 06878 YOB: 1954	Director (Chairman of Board since March 2010)	Since 2008	President, Chief Investment Officer, Weiss, Peck and Greer/Robeco Investment Management (2005-2007); Managing Director, Weiss, Peck and Greer, (1995-2005).	None
Officers
Mitchell E. Appel YOB: 1970	President	Since 2008
President of each of the Value Line Funds since June 2008; President of the Adviser and Distributor since February 2009; Chief Financial Officer of Value Line, Inc. (“Value Line”) from April 2008 to December 2010 and from September 2005 to November 2007; Director of Value Line, Inc.. February 2010 to December 2010 and Treasurer from June 2005 to September 2005; Chief Financial Officer of XTF Asset Management from November 2007 to April 2008.

Michael J. Wagner YOB: 1950	Chief Compliance Officer	Since 2009
Chief Compliance Officer of each of Value Line Funds since June 2009; President of Northern Lights Compliance Service, LLC (formerly Fund Compliance Services, LLC (2006 – present)) and Senior Vice President (2004 – 2006) and President and Chief Operations Officer (2003 – 2006) of Gemini Fund Services, LLC; Director of Constellation Trust Company until 2008.

Emily D. Washington YOB: 1979	Treasurer and Secretary	Since 2008
Treasurer and Chief Financial Officer (Principal Financial and Accounting Officer) of each of the Value Line Funds since August 2008 and Secretary since 2010; Associate Director of Mutual Fund Accounting at Value Line until August 2008.

*	Mr. Appel is an “interested person” as defined in the Investment Company Act of 1940 by virtue of his position with the Adviser and Distributor.

Unless otherwise indicated, the address for each of the above officers is c/o Value Line Funds, 220 East 42nd Street, New York, NY 10017.

The Fund’s Statement of Additional Information (SAI) includes additional information about the Fund’s Directors and is available, without charge, upon request by calling 1-800-243-2729 or on the Fund’s website, www.vlfunds.com

Value Line Premier Growth Fund, Inc.

The Value Line Family of Funds

1950 — The Value Line Fund seeks long-term growth of capital. Current income is a secondary objective.

1952 — Value Line Income and Growth Fund’s primary investment objective is income, as high and dependable as is consistent with reasonable risk. Capital growth to increase total return is a secondary objective.

1956 — Value Line Premier Growth Fund seeks long-term growth of capital. No consideration is given to current income in the choice of investments.

1972 — Value Line Larger Companies Fund’s sole investment objective is to realize capital growth.

1979 — Value Line U.S. Government Money Market Fund**, a money market fund, seeks to secure as high a level of current income as is consistent with maintaining liquidity and preserving capital. An investment in the Fund is not insured or guaranteed by the Federal Deposit Insurance Corporation or any other government agency. Although the Fund seeks to preserve the value of your investment at $1.00 per share, it is possible to lose money by investing in the Fund.

1981 — Value Line U.S. Government Securities Fund seeks maximum income without undue risk to capital. Under normal conditions, at least 80% of the value of its net assets will be invested in securities issued or guaranteed by the U.S. Government and its agencies and instrumentalities.

1983 — Value Line Centurion Fund* seeks long-term growth of capital.

1984 — The Value Line Tax Exempt Fund seeks to provide investors with the maximum income exempt from federal income taxes while avoiding undue risk to principal. The fund may be subject to state and local taxes and the Alternative Minimum Tax (if applicable).

1985 — Value Line Convertible Fund seeks high current income together with capital appreciation primarily from convertible securities ranked 1, 2 or 3 for the year-ahead performance by the Value Line Convertible Ranking System.

1986 — Value Line Aggressive Income Trust seeks to maximize current income.

1987 — Value Line New York Tax Exempt Trust seeks to provide New York taxpayers with the maximum income exempt from New York State, New York City and federal income taxes while avoiding undue risk to principal. The Trust may be subject to state and local taxes and the Alternative Minimum Tax (if applicable).

1987 — Value Line Strategic Asset Management Trust* seeks to achieve a high total investment return consistent with reasonable risk.

1993 — Value Line Emerging Opportunities Fund invests in US common stocks of small capitalization companies, with its primary objective being long-term growth of capital.

1993 — Value Line Asset Allocation Fund seeks high total investment return, consistent with reasonable risk. The Fund invests in stocks, bonds and money market instruments utilizing quantitative modeling to determine the asset mix.

*	Only available through the purchase of Guardian Investor, a tax deferred variable annuity, or ValuePlus, a variable life insurance policy.

**	Effective August 19, 2009, The Value Line Cash Fund, Inc. changed its name to the Value Line U.S. Government Money Market Fund, Inc.

For more complete information about any of the Value Line Funds, including charges and expenses, send for a prospectus from EULAV Securities LLC, 220 East 42nd Street, New York, New York 10017-5891 or call 1-800-243-2729, 9am–5pm CST, Monday–Friday, or visit us at www.vlfunds.com. Read the prospectus carefully before you invest or send money.

Item 2.  Code of Ethics

(a) The Registrant has adopted a Code of Ethics that applies to its principal executive officer, and principal financial officer and  principal accounting officer.

                (f) Pursuant to item 12(a), the Registrant is attaching as an exhibit a copy of its Code of Ethics that applies to its principal executive officer, and principal financial officer and principal accounting officer.

Item 3.  Audit Committee Financial Expert.

(a)(1)The Registrant has an Audit Committee Financial Expert serving on its Audit Committee.

                            (2) The Registrant’s Board has designated Daniel S. Vandivort, a member of the Registrant’s Audit Committee, as the Registrant’s Audit Committee Financial Expert.  Mr. Vandivort is an independent director who has served as President, Chief Investment Officer to Weis, Peck and Greer/Robeco Investment Management.  He has also previously served as Managing Director for Weis, Peck and Greer (1995-2005).

A person who is designated as an “audit committee financial expert” shall not make such person an "expert" for any purpose, including without limitation under Section 11 of the Securities Act of 1933 or under applicable fiduciary laws, as a result of being designated or identified as an audit committee financial expert. The designation or identification of a person as an audit committee financial expert does not impose on such person any duties, obligations, or liabilities that are greater than the duties, obligations, and liabilities imposed on such person as a member of the audit committee and Board of Trustees in the absence of such designation or identification.

Item 4.  Principal Accountant Fees and Services

            (a)Audit  Fees 2010 - $57,623

            (b) Audit-Related fees – None.

            (c) Tax Preparation Fees 2010 -$33,092

            (d) All Other Fees –None

            (e) (1)  Audit Committee Pre-Approval Policy. All services to be performed for the Registrant  by PricewaterhouseCoopers LLP must be pre-approved by the audit committee. All services performed were pre-approved by the committee.

             (e) (2) Not applicable.

             (f) Not applicable.

             (g) Aggregate Non-Audit  Fees 2010 -$2,400

             (h) Not applicable.

Item 11.  Controls and Procedures.

(a)
The registrant’s principal executive officer and principal financial officer have concluded that the registrant’s disclosure controls and procedures (as defined in rule 30a-2(c) under the Act (17 CFR 270.30a-2(c) ) based on their evaluation of these controls and procedures as of a date within 90 days of the filing date of this report, are appropriately designed to ensure that material information relating to the registrant is made known to such officers and are operating effectively.

(b)
The registrant’s principal executive officer and principal financial officer have determined that there have been no significant changes in the registrant’s internal controls or in other factors that could significantly affect these controls subsequent to the date of their evaluation, including corrective actions with regard to significant deficiencies and material weaknesses.

Item 12.  Exhibits.

(a)	Code of Business Conduct and Ethics for Principal Executive and Senior Financial Officers attached hereto as Exhibit 100.COE

(b)	(1) Certification pursuant to Rule 30a-2(a) under the Investment Company Act of 1940 (17 CFR 270.30a-2) attached hereto as Exhibit 99.CERT.

 (2) Certification pursuant to Section 906 of the Sarbanes-Oxley Act of 2002 attached hereto as Exhibit 99.906.CERT.

SIGNATURES
Pursuant to the requirements of the Securities Exchange Act of 1934 and the Investment Company Act of 1940, the registrant has duly caused this report to be signed on its behalf by the undersigned, thereunto duly authorized.

By:	/s/ Mitchell E. Appel
Mitchell E. Appel, President

Date:	February 28, 2011

Pursuant to the requirements of the Securities Exchange Act of 1934 and the Investment Company Act of 1940, this report has been signed below by the following persons on behalf of the registrant and in the capacities and on the dates indicated.

By:	/s/ Mitchell E. Appel
Mitchell E. Appel, President, Principal Executive Officer

By:	/s/ Emily D. Washington
Emily D. Washington, Treasurer, Principal Financial Officer

Date:	February 28, 2011